UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 4748

Dreyfus Premier Fixed Income Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
27	Statement of Financial Futures
27	Statement of Options Written
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
32	Financial Highlights
36	Notes to Financial Statements
51	Report of Independent Registered
Public Accounting Firm
52	Important Tax Information
53	Information About the Review and Approval
of the Fund’s Management Agreement
58	Board Members Information
61	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Core Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Bond Fund, covering the 12-month period from November 1, 2006, through October 31, 2007.

After a prolonged period of relative price stability, volatility has returned to the U.S. financial markets.The third quarter of 2007 provided greater swings in security valuations than we’ve seen in several years, as the economic cycle matured and credit concerns spread from the sub-prime mortgage sector to other credit-sensitive areas of the fixed-income markets. In contrast, U.S. Treasury securities rallied strongly as investors became more averse to credit risks and engaged in a “flight to quality.”

In our view, these developments signaled a shift to a new phase of the credit cycle in which the price of risk has increased to reflect a more borrower-friendly tone in the credit markets. Although the housing downturn and sub-prime turmoil may persist for the next few months or quarters, lower short-term interest rates from the Federal Reserve Board should help keep credit available to borrowers and forestall a more severe economic downturn. In addition, turning points such as this one may be a good time to review your portfolio with your financial advisor, who can help you reposition your fixed-income investments for a changing market environment.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation November 15, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2006, through October 31, 2007, as provided by Kent Wosepka, Portfolio Manager

Fund and Market Performance Overview

The U.S.bond market encountered heightened turbulence when a credit crisis originating in the sub-prime mortgage sector spread to other areas of the financial markets, sparking a “flight to quality” among fixed-income investors. The fund’s returns were lower than its benchmark, primarily due to its underweight exposure to U.S.Treasury securities and a corresponding higher emphasis on other fixed-income sectors.

For the 12-month period ended October 31,2007,Class A,Class B,Class C and Class I shares of Dreyfus Premier Core Bond Fund achieved total returns of 3.64%, 3.16%, 2.95% and 3.89%, respectively.1 In comparison, the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”), achieved a total return of 5.38% for the same period.2

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and current income. At least 80% of the fund must be invested in bonds, which include U.S.Treasury securities, U.S. government agency securities, corporate bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks.The fund may invest up to 35% of its assets in bonds of below investment-grade credit quality, also known as high yield securities. However, the fund seeks to maintain an overall portfolio credit quality of investment-grade (BBB or higher).

Sub-Prime Contagion Undermined “Spread Sector” Results

The fund and market fared relatively well over much of the reporting period in an environment of moderate economic growth, low inflation and stable short-term interest rates. However, investor sentiment deteriorated rapidly in June 2007, when credit concerns spread from sub-prime mortgages to other areas of the bond market. Declines in the more credit-sensitive market sectors were exacerbated by escalating hedge fund losses and credit-rating downgrades for sub-prime mortgage

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds. Conditions worsened further when sub-prime losses surfaced at European banks, and turmoil spread to global markets.

The credit crunch peaked in August with the “freezing” of the asset-backed commercial paper market.The European Central Bank and the Federal Reserve Board (the “Fed”) intervened in August to promote greater market liquidity, but heightened credit concerns caused a massive flight to U.S. Treasury securities, causing yields of two-year Treasury notes to fall sharply.

At its September meeting, the Fed took action again, cutting two key short-term interest rates by 50 basis points.The Fed followed up in October with another reduction of 25 basis points. While these moves helped restore a degree of investor confidence and some market sectors rebounded, risk premiums remained elevated at the end of the reporting period.

Corporate Bonds, Asset-Backed Securities and Commercial Mortgages Detracted from Relative Performance

As the credit crisis unfolded, the fund’s relatively light holdings of U.S. Treasuries and overweight position in shorter-duration corporate bonds, asset-backed securities and commercial mortgages proved to be a drag on its relative performance.We had adopted a defensive investment posture with regard to investment-grade corporate bonds, including an emphasis on bonds from financial services companies that tend to be less vulnerable to risks associated with leveraged buyouts. However, our focus on banks and brokerage firms detracted from relative performance during the credit crisis. Finally, while the fund’s holdings of asset-backed securities were composed primarily of AAA-rated bonds and fixed-rate mortgages, underperformance among these holdings had a materially negative impact on the fund’s returns. The fund’s modest position in high yield bonds also lagged the averages.

On a more positive note, the fund’s underweight exposure to mortgage-backed securities helped shield it from the brunt of the sector’s weakness, and our “bulleted” yield curve strategy helped the fund benefit from widening yield differences along the market’s maturity range.The fund’s modest holdings of non-dollar securities and the purchase of call options on U.S.Treasuries also contributed positively to performance.

4

Finding New Opportunities in a Changing Market

The Fed’s prompt intervention helped stabilize fixed-income markets over the reporting period’s second half. However, uncertainty has persisted with regard to the future impact of elevated energy prices and the housing recession on consumer spending and economic growth. Furthermore, billions of dollars in adjustable-rate mortgages are scheduled to reset at higher rates over the next year.

On the brighter side, recent price dislocations have created opportunities to purchase high-quality corporate securities and short-duration assets at more attractive valuations. Given the Fed’s accommodative stance, we have positioned the fund for a steeper yield curve. However, we have maintained light exposure to high yield bonds, as yield spreads may widen due to a potential supply overhang from upcoming LBO financings. In our view, these are prudent strategies in today’s uncertain market environment.

November 15, 2007

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Effective June 1, 2007,
Class R shares of the fund were renamed Class I shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2008, at which time it may be extended, modified or terminated.
Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Core Bond Fund on
10/31/97 to a $10,000 investment made in the Lehman Brothers U.S.Aggregate Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares due to differences in charges and expenses.
The fund invests primarily in fixed-income securities of domestic and foreign issuers.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and
expenses.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of
1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/07

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(0.99)%	3.89%	4.74%
without sales charge		3.64%	4.85%	5.22%
Class B shares
with applicable redemption charge †	3/1/00	(0.79)%	4.01%	5.06%†††,††††
without redemption	3/1/00	3.15%	4.35%	5.06%†††,††††
Class C shares
with applicable redemption charge ††	3/1/00	1.96%	4.11%	4.62%†††
without redemption	3/1/00	2.95%	4.11%	4.62%†††
Class I shares	3/1/00	3.89%	5.16%	5.46%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C and I shares of the fund reflect the performance of the fund’s Class A shares for periods prior to 3/1/00 (the inception dates for Class B, C and I shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Bond Fund from May 1, 2007 to October 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2007
	Class A	Class B	Class C	Class I

Expenses paid per $1,000 †	$ 4.90	$ 7.42	$ 8.67	$ 3.64
Ending value (after expenses)	$1,004.60	$1,001.80	$1,000.80	$1,005.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2007
	Class A	Class B	Class C	Class I

Expenses paid per $1,000 †	$ 4.94	$ 7.48	$ 8.74	$ 3.67
Ending value (after expenses)	$1,020.32	$1,017.80	$1,016.53	$1,021.58

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.47% for Class B, 1.72% for Class C and .72% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2007
	Coupon	Maturity	Principal
Bonds and Notes—132.5%	Rate (%)	Date	Amount ($)	Value ($)

Agricultural—.4%
Philip Morris,
Debs.	7.75	1/15/27	2,000,000 [a]	2,487,644
Asset-Backed Ctfs./
Auto Receivables—2.2%
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	1,230,000 [b]	1,211,698
Capital Auto Receivables Asset
Trust, Ser. 2005-1, Cl. D	6.50	5/15/12	1,100,000 [b]	1,095,187
Capital Auto Receivables Asset
Trust, Ser. 2007-1, Cl. D	6.57	9/16/13	708,000 [b]	680,839
Ford Credit Auto Owner Trust,
Ser. 2004-A, Cl. C	4.19	7/15/09	1,400,000	1,398,629
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	1,985,000	1,981,299
Ford Credit Auto Owner Trust,
Ser 2005-C, Cl. C	4.72	2/15/11	770,000	768,189
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	1,700,000 [b]	1,645,808
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D	7.12	2/15/13	900,000 [b]	881,041
GS Auto Loan Trust,
Ser. 2004-1, Cl. A4	2.65	5/16/11	182,584	182,384
WFS Financial Owner Trust,
Ser. 2004-1, Cl. A4	2.81	8/22/11	210,910	210,185
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	2,560,000	2,552,371
				12,607,630
Asset-Backed Ctfs./Credit Cards—5.3%
American Express Credit Account
Master Trust, Ser. 2007-6, Cl. C	5.48	1/15/13	2,350,000 [b,c]	2,303,336
Bank One Issuance Trust,
Ser. 2004-C1, Cl. C1	5.59	11/15/11	6,495,000 [c]	6,447,327
Bank One Issuance Trust,
Ser. 2003-C4, Cl. C4	6.12	2/15/11	3,500,000 [c]	3,507,070
Citibank Credit Card Issuance
Trust, Ser. 2003-C1, Cl. C1	6.35	4/7/10	6,845,000 [c]	6,848,622
MBNA Credit Card Master Note
Trust, Ser. 2002-C1, Cl. C1	6.80	7/15/14	11,322,000	11,672,134
				30,778,489

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans—2.5%
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	2,550,000 [c]	2,250,120
Centex Home Equity,
Ser. 2006-A, Cl. AV1	4.92	6/25/36	296,127 [c]	295,376
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	2,350,000	2,285,962
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-1, Cl. 1A6A	5.86	2/25/37	1,715,000 [c]	1,704,159
Morgan Stanley Mortgage Loan
Trust, Ser. 2006-15XS, Cl. A6B	5.83	11/25/36	955,000 [c]	928,030
Popular ABS Mortgage Pass-Through
Trust, Ser. 2005-6, Cl. M1	5.91	1/25/36	2,100,000 [c]	2,003,726
Residential Asset Mortgage
Products, Ser. 2005-RS2, Cl. M2	5.35	2/25/35	2,105,000 [c]	1,978,669
Residential Asset Mortgage
Products, Ser. 2005-RS2, Cl. M3	5.42	2/25/35	600,000 [c]	554,115
Residential Asset Securities,
Ser. 2005-AHL2, Cl. M3	5.34	10/25/35	555,000 [c]	475,727
Residential Asset Securities,
Ser. 2003-KS7, Cl. MI3	5.75	9/25/33	972,263 [c]	836,034
Residential Funding Mortgage
Securities II, Ser. 2006-HSA2,
Cl. AI1	4.98	3/25/36	277,116 [c]	275,080
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M2	5.73	5/25/35	1,400,000 [c]	1,050,000
				14,636,998
Asset-Backed Ctfs./
Manufactured Housing—.8%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	1,787,985	1,856,655
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	1,500,000	1,508,863
Origen Manufactured Housing,
Ser. 2005-B, Cl. M2	6.48	1/15/37	1,000,000	1,013,329
				4,378,847
Automobile Manufacturers—1.3%
Daimler Chrysler N.A. Holding,
Gtd. Notes	6.05	3/13/09	1,950,000 [c]	1,948,530

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Automobile Manufacturers (continued)
DaimlerChrysler N.A. Holding,
Gtd. Notes, Ser. E	5.89	10/31/08	3,745,000 [c]	3,745,150
DaimlerChrysler N.A. Holding,
Gtd. Notes	6.13	3/13/09	1,925,000 [c]	1,925,547
				7,619,227
Automotive, Trucks & Parts—.4%
ERAC USA Finance,
Notes	5.23	4/30/09	965,000 [b,c]	960,320
ERAC USA Finance,
Notes	7.95	12/15/09	1,095,000 [b]	1,154,155
Goodyear Tire & Rubber
Gtd. Notes	9.13	12/1/09	380,000 [c]	386,650
				2,501,125
Banks—8.8%
BAC Capital Trust XIV,
Bank Gtd. Notes	5.63	12/31/49	3,205,000 [c]	3,026,369
Capital One Financial,
Sr. Unsub. Notes	6.00	9/10/09	2,500,000 [c]	2,463,107
Chevy Chase Bank,
Sub. Notes	6.88	12/1/13	1,710,000	1,680,075
Colonial Bank,
Sub. Notes	6.38	12/1/15	1,530,000	1,525,288
Colonial Bank,
Sub. Notes	8.00	3/15/09	540,000	559,810
ICICI Bank,
Bonds	5.79	1/12/10	850,000 [b,c]	840,465
Industrial Bank of Korea,
Sub. Notes	4.00	5/19/14	3,305,000 [b,c]	3,257,527
Islandsbanki,
Notes	5.40	10/15/08	1,245,000 [b,c]	1,244,341
J.P. Morgan & Co.,
Sub. Notes	6.25	1/15/09	1,155,000	1,171,811
Landsbanki Islands,
Sr. Notes	6.21	8/25/09	3,225,000 [b,c]	3,244,943
Marshall & Ilsley Bank,
Sub. Notes, Ser. BN	5.85	12/4/12	2,650,000 [c]	2,581,929
Marshall & Ilsley,
Sr. Unscd. Notes	5.63	8/17/09	2,945,000	2,965,606

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Northern Rock,
Sub. Notes	5.60	4/29/49	350,000 [b,c]	280,362
Northern Rock,
Sub. Notes	6.59	6/29/49	1,175,000 [b,c]	941,567
Popular North America,
Notes	6.05	12/12/07	1,815,000 [c]	1,817,144
Royal Bank of Scotland,
Jr. Sub. Bonds	6.99	10/29/49	1,850,000 [b,c]	1,873,108
Sovereign Bancorp,
Sr. Unscd. Notes	5.44	3/23/10	1,850,000 [c]	1,835,302
Sovereign Bancorp,
Sr. Notes	5.90	3/1/09	2,965,000 [c]	2,953,863
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	3,125,000 [c]	3,070,784
USB Capital IX,
Gtd. Notes	6.19	4/15/49	6,410,000 [c]	6,467,549
Washington Mutual PFD IV,
Jr. Sub. Bonds	9.75	10/29/49	2,800,000 [b,c]	2,776,418
Wells Fargo Bank,
Sub. Notes	7.55	6/21/10	1,870,000	1,987,266
Western Financial Bank,
Sub. Debs.	9.63	5/15/12	2,390,000	2,560,278
				51,124,912
Building & Construction—1.1%
American Standard,
Gtd. Notes	7.38	2/1/08	2,115,000	2,121,967
Centex,
Sr. Unscd. Notes	4.75	1/15/08	1,010,000	1,003,354
D.R. Horton,
Gtd. Notes	5.88	7/1/13	1,870,000	1,677,915
Masco,
Sr. Unscd. Notes	6.00	3/12/10	1,620,000 [c]	1,592,280
				6,395,516
Chemicals—.3%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	420,000	435,750
RPM International,
Sr. Notes	4.45	10/15/09	1,415,000	1,409,477
				1,845,227

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial & Professional Services—.7%
Donnelley (R.R.) and Sons,
Sr. Unscd. Notes	6.13	1/15/17	2,735,000	2,759,560
Erac USA Finance,
Gtd. Notes	6.38	10/15/17	1,440,000 [b]	1,439,652
				4,199,212
Commercial Mortgage
Pass-Through Ctfs.—6.2%
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	5.15	1/25/37	2,281,478 [b,c]	2,203,211
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. A2	5.27	11/25/35	2,132,341 [b,c]	2,117,329
Bayview Commercial Asset Trust,
Ser. 2003-2, Cl. A	5.45	12/25/33	673,504 [b,c]	663,382
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. M5	5.52	1/25/36	901,331 [b,c]	823,555
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. M2	6.07	4/25/34	275,306 [b,c]	279,319
Bayview Commercial Asset Trust,
Ser. 2006-2A, Cl. B3	7.57	7/25/36	333,605 [b,c]	297,380
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	7.87	11/25/35	524,838 [b,c]	531,145
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A2	4.25	7/11/42	1,550,000	1,527,458
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T18, Cl. A2	4.56	2/13/42	1,900,000	1,878,555
Capco America Securitization,
Ser. 1998-D7, Cl. A1B	6.26	10/15/30	768,084	773,086
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	5.28	5/15/23	3,119,521 [b,c]	3,110,346
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	1,815,000 [b]	1,786,740
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	960,000 [b]	926,141
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	2,275,000 [b]	2,217,761
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	550,000 [b]	533,627

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A2	4.22	4/10/40	1,475,000		1,456,781
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. F	5.60	3/6/20	2,770,000	[b,c]	2,726,021
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. G	5.64	3/6/20	1,545,000	[b,c]	1,521,232
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	6.17	3/6/20	995,000	[b,c]	956,372
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. L	6.42	3/6/20	3,335,000	[b,c]	3,234,950
Nationslink Funding,
Ser. 1998-2, Cl. A2	6.48	8/20/30	938,192		940,998
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	890,000	[b]	865,881
Washington Mutual Commercial
Mortgage Securities Trust,
Ser. 2003-C1A, Cl. A	3.83	1/25/35	4,700,305	[b]	4,600,339
					35,971,609
Diversified Financial Services—12.6%
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	1,590,000	[c]	1,627,505
Amvescap,
Gtd. Notes	5.63	4/17/12	3,165,000		3,131,150
Capmark Financial Group,
Gtd. Notes	5.88	5/10/12	4,095,000	[b]	3,679,878
CIT Group,
Sr. Notes	5.71	8/15/08	2,820,000	[c]	2,792,457
Countrywide Home Loans,
Notes	4.13	9/15/09	2,010,000		1,757,504
FCE Bank,
Notes EUR	5.73	9/30/09	2,155,000	[c,d]	2,906,512
Ford Motor Credit,
Sr. Notes	5.80	1/12/09	2,675,000		2,581,437
Fuji JGB Investment,
Sub. Bonds	9.87	12/29/49	1,620,000	[b,c]	1,666,946
Glencore Funding,
Gtd. Notes	6.00	4/15/14	1,630,000	[b]	1,638,424
GMAC,
Unsub. Notes	6.81	5/15/09	1,810,000	[c]	1,703,608

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	1,825,000 [c]	1,703,681
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	2,800,000	2,819,583
HSBC Finance,
Sr. Notes	6.04	9/14/12	4,195,000 [c]	4,141,426
Janus Capital Group,
Notes	6.25	6/15/12	2,125,000	2,161,219
Jefferies Group,
Sr. Unscd. Notes	7.75	3/15/12	1,050,000	1,129,098
Kaupthing Bank,
Sr. Notes	5.94	1/15/10	2,960,000 [b,c]	2,951,135
Lehman Brothers Holdings,
Sub. Notes	6.88	7/17/37	1,585,000	1,575,428
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	1,520,000	1,489,600
MBNA Capital A,
Gtd. Cap. Secs., Ser. A	8.28	12/1/26	1,300,000	1,350,583
Merrill Lynch & Co.,
Notes, Ser. C	4.25	2/8/10	4,522,000	4,414,092
Merrill Lynch & Co.,
Notes, Ser. C	5.58	2/5/10	887,000 [a,c]	877,016
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	1,840,000	1,869,158
Merrill Lynch & Co.,
Sub. Notes	6.11	1/29/37	3,000,000	2,767,644
Morgan Stanley,
Notes	3.88	1/15/09	5,160,000	5,094,736
Morgan Stanley,
Sr. Unscd. Notes	5.75	8/31/12	1,235,000	1,258,795
Residential Capital,
Gtd. Notes	7.80	11/21/08	2,930,000 [c]	2,472,188
Residential Capital,
Gtd. Notes	7.88	6/30/15	398,000 [c]	290,917
SB Treasury,
Jr. Sub. Bonds	9.40	12/29/49	3,330,000 [b,c]	3,398,811
SLM,
Unscd. Notes, Ser. A	4.50	7/26/10	1,350,000	1,264,780

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
SLM,
Unscd. Notes, Ser. A	5.22	7/27/09	3,105,000 [c]	2,986,001
Tokai Preferred Capital,
Bonds	9.98	12/29/49	3,115,000 [a,b,c]	3,214,035
Windsor Financing,
Gtd. Notes	5.88	7/15/17	780,836 [b]	798,698
				73,514,045
Electric Utilities—3.5%
AES,
Sr. Unsub. Notes	8.88	2/15/11	950,000	996,313
AES,
Sr. Notes	9.38	9/15/10	460,000	488,750
Cinergy,
Debs.	6.53	12/16/08	1,405,000	1,423,351
Dominion Resources,
Sr. Unscd. Notes, Ser. B	5.76	11/14/08	1,725,000 [c]	1,721,141
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	3,700,000 [b]	3,797,118
FirstEnergy,
Unsub. Notes, Ser. B	6.45	11/15/11	3,530,000 [a]	3,646,144
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	1,345,000	1,386,357
Niagara Mohawk Power,
Sr. Unscd. Notes, Ser. G	7.75	10/1/08	1,395,000	1,426,588
NiSource Finance,
Gtd. Notes	6.06	11/23/09	2,030,000 [c]	2,023,086
Nisource Finance,
Sr. Unscd. Notes	6.40	3/15/18	735,000	748,343
Ohio Power,
Unscd. Notes	5.42	4/5/10	1,605,000 [c]	1,591,126
Pepco Holdings,
Sr. Unscd. Notes	6.25	6/1/10	1,180,000 [c]	1,176,969
				20,425,286
Environmental Control—.7%
Allied Waste North America,
Scd. Notes, Ser. B	5.75	2/15/11	155,000	151,900

16

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Environmental Control (continued)
Oakmont Asset Trust,
Notes		4.51	12/22/08	1,630,000 [b]	1,620,652
USA Waste Services,
Sr. Unscd. Notes		7.00	7/15/28	1,150,000	1,218,150
Waste Management,
Sr. Unsub. Notes		6.50	11/15/08	1,280,000	1,296,559
					4,287,261
Food & Beverages—.4%
H.J. Heinz,
Notes		6.43	12/1/20	2,250,000 [b]	2,289,807
Foreign/Governmental—3.9%
Arab Republic of Egypt,
Unsub. Notes	EGP	8.75	7/18/12	10,360,000 [b,d]	1,933,992
Banco Nacional de
Desenvolvimento
Economico e Social,
Unsub. Notes		5.84	6/16/08	2,655,000 [c]	2,651,018
Federal Republic of Brazil,
Unscd. Bonds	BRL	12.50	1/5/16	2,730,000 [a,d]	1,785,254
Mexican Bonos,
Bonds, Ser. M	MXN	9.00	12/22/11	35,640,000 [d]	3,491,014
Mexican Bonos,
Bonds, Ser. M 30	MXN	10.00	11/20/36	12,840,000 [d]	1,485,500
Republic of Argentina,
Bonds		5.39	8/3/12	11,925,000 [c]	6,895,631
Russian Federation,
Unsub. Bonds		8.25	3/31/10	4,205,741 [b]	4,384,485
					22,626,894
Health Care—.7%
HCA,
Sr. Unscd. Notes		7.88	2/1/11	1,470,000	1,458,975
HCA,
Sr. Unscd. Notes		8.75	9/1/10	1,470,000	1,503,075
Tenet Healthcare,
Sr. Notes		6.38	12/1/11	1,440,000	1,267,200
					4,229,250

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Lodging & Entertainment—.6%
MGM Mirage,
Gtd. Notes	8.50	9/15/10	2,055,000	2,160,319
Mohegan Tribal Gaming Authority,
Sr. Unscd. Notes	6.13	2/15/13	1,355,000	1,297,413
				3,457,732
Machinery—.3%
Case New Holland,
Gtd. Notes	7.13	3/1/14	780,000	811,200
Terex,
Gtd. Notes	7.38	1/15/14	815,000	823,150
				1,634,350
Manufacturing—.1%
Tyco International Group,
Gtd. Notes	6.88	1/15/29	650,000	660,842
Media—2.3%
Clear Channel Communications,
Sr. Unscd. Notes	4.50	1/15/10	2,300,000	2,140,097
Comcast,
Gtd. Notes	5.54	7/14/09	5,235,000 [c]	5,216,117
Comcast,
Gtd. Notes	6.30	11/15/17	1,550,000	1,601,841
News America,
Gtd. Notes	6.15	3/1/37	2,975,000	2,864,741
Pacific Life Global Funding,
Notes	3.75	1/15/09	1,613,000 [b]	1,588,590
				13,411,386
Oil & Gas—1.9%
Anadarko Petroleum,
Sr. Unscd. Notes	6.09	9/15/09	4,370,000 [c]	4,353,119
BJ Services,
Sr. Unscd. Notes	5.75	6/1/08	6,750,000 [c]	6,757,283
				11,110,402
Paper & Forest Products—.3%
Temple-Inland,
Gtd. Notes	6.88	1/15/18	1,525,000 [c]	1,545,223
Property & Casualty Insurance—2.3%
Allmerica Financial,
Debs.	7.63	10/15/25	910,000	956,112

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty
Insurance (continued)
Chubb,
Sr. Unscd. Notes	5.47	8/16/08	3,350,000	3,353,842
Hartford Financial Services Group,
Sr. Unscd. Notes	5.55	8/16/08	1,190,000	1,194,474
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	1,130,000 [b]	1,050,900
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	3,900,000	3,685,500
Nippon Life Insurance,
Notes	4.88	8/9/10	1,900,000 [b]	1,887,190
Phoenix Cos.,
Sr. Unscd. Notes	6.68	2/16/08	1,025,000	1,027,368
				13,155,386
Real Estate Investment
Trusts—4.2%
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	230,000 [a]	238,902
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.63	8/15/14	455,000	481,571
Boston Properties,
Sr. Notes	5.63	4/15/15	1,120,000	1,093,336
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	1,505,000	1,462,636
Duke Realty,
Notes	3.50	11/1/07	1,055,000	1,055,000
ERP Operating,
Notes	4.75	6/15/09	1,000,000	992,617
ERP Operating,
Notes	5.13	3/15/16	1,125,000 [a]	1,056,452
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	825,000	809,253
Federal Realty Investment Trust,
Notes	6.00	7/15/12	760,000	772,000
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	3,800,000	3,535,623
HRPT Properties Trust,
Sr. Unscd. Notes	6.29	3/16/11	1,788,000 [c]	1,771,870

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
Istar Financial,
Sr. Unscd. Notes	6.07	3/9/10	3,435,000 [c]	3,247,219
Liberty Property,
Sr. Unscd. Notes	6.63	10/1/17	1,935,000	1,945,221
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	2,300,000	2,290,096
Mack-Cali Realty,
Notes	5.25	1/15/12	800,000	791,023
Regency Centers,
Gtd. Notes	5.25	8/1/15	2,000,000	1,901,158
Simon Property Group,
Notes	4.88	8/15/10	1,180,000	1,167,086
				24,611,063
Residential Mortgage
Pass-Through Ctfs.—5.0%
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. M6	5.51	4/25/36	421,937 [b,c]	359,519
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B3	7.82	4/25/36	518,096 [b,c]	518,096
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF2	4.92	8/25/35	104,343 [c]	104,028
Countrywide Home Loan Mortgage
Pass Through Trust,
Ser. 2002-J4, Cl. B3	5.86	10/25/32	328,497 [c]	266,545
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1, Cl. 1A1	6.25	10/25/34	3,301,266	3,333,937
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2	5.62	2/25/36	1,779,015 [c]	1,422,407
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3	6.37	2/25/36	1,452,862 [c]	1,048,696
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.22	5/25/36	949,051 [c]	934,819
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B1	6.05	6/25/36	498,964 [c]	478,912
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR25, Cl. 4A2	6.14	9/25/36	1,445,174 [c]	1,455,728
J.P. Morgan Alternative Loan
Trust, Ser. 2006-S4, Cl. A6	5.71	12/25/36	1,000,000 [c]	960,607

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Mortgage Trust,
Ser. 2005-A1, Cl. 5A1	4.49	2/25/35	1,030,226 [c]	1,011,364
New Century Alternative Mortgage
Loan Trust, Ser. 2006-ALT2,
Cl. AF6A	5.89	10/25/36	890,000 [c]	874,208
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	2,355,000 [c]	2,186,215
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	1,630,000 [c]	1,578,900
Prudential Home Mortgage
Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/24	3,275 [b,c]	3,246
Washington Mutual Pass-Through
Certificates, Ser. 2005-AR4,
Cl. A4B	4.67	4/25/35	4,525,000 [c]	4,486,341
Wells Fargo Mortgage Backed
Securities Trust,
Ser. 2005-AR1, Cl. 1A1	4.54	2/25/35	5,643,184 [c]	5,588,907
Wells Fargo Mortgage Backed
Securities Trust, Ser. 2003-1,
Cl. 2A9	5.75	2/25/33	2,500,000	2,444,043
				29,056,518
Retail—.8%
CVS Caremark,
Sr. Unscd. Notes	5.92	6/1/10	1,155,000 [c]	1,146,914
Home Depot,
Sr. Unscd. Notes	5.82	12/16/09	1,015,000 [c]	1,002,971
Lowe's Companies,
Sr. Unscd. Notes	5.60	9/15/12	1,325,000	1,345,270
May Department Stores,
Gtd. Notes	5.95	11/1/08	1,035,000	1,036,179
				4,531,334
Specialty Steel—.2%
Steel Dynamics,
Sr. Notes	7.38	11/1/12	1,180,000 [b]	1,185,900
State/Territory Gen Oblg—2.3%
California
GO (Insured; AMBAC)	3.50	10/1/27	550,000	463,359

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

State/Territory Gen Oblg (continued)
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	5,505,000	5,465,639
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.54	6/1/34	1,500,000 [c]	1,447,785
New York Counties Tobacco Trust
IV, Tobacco Settlement
Pass-Through Bonds	6.00	6/1/27	2,420,000	2,347,569
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	3,965,000	3,799,858
				13,524,210
Telecommunications—4.5%
America Movil,
Gtd. Notes	5.30	6/27/08	565,000 [b,c]	565,113
AT & T,
Notes	5.46	2/5/10	2,930,000 [c]	2,913,217
AT & T,
Sr. Notes	5.65	5/15/08	3,700,000 [c]	3,698,146
France Telecom,
Unsub. Notes	7.75	3/1/11	1,090,000 [c]	1,177,584
Intelsat Bermuda,
Sr. Unscd. Notes	11.25	6/15/16	705,000	761,400
Intelsat,
Sr. Unscd. Notes	5.25	11/1/08	1,985,000	1,967,631
Intelsat,
Sr. Unscd. Notes	7.63	4/15/12	700,000	609,875
Qwest,
Sr. Notes	7.88	9/1/11	1,965,000	2,082,900
Qwest,
Sr. Notes	8.94	6/15/13	1,600,000 [c]	1,714,000
Sprint Capital,
Gtd. Notes	6.88	11/15/28	2,640,000	2,535,828
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	3,205,000	3,288,202
Time Warner Cable,
Sr. Unscd. Notes	5.85	5/1/17	1,510,000 [b]	1,499,804

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Telecommunications (continued)
Time Warner,
Gtd. Notes	5.88	11/15/16	2,410,000		2,398,456
Windstream,
Gtd. Notes	8.13	8/1/13	845,000		897,813
					26,109,969
Textiles & Apparel—.2%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	1,370,000		1,386,837
Transportation—.3%
Ryder System,
Notes	3.50	3/15/09	1,980,000		1,945,681
U.S. Government Agencies/
Mortgage-Backed—48.9%
Federal Home Loan Mortgage Corp.:
5.50%			51,475,000	[e]	50,895,233
5.50%, 6/1/34—4/1/37			9,647,810		9,504,725
6.00%, 7/1/37—10/1/37			8,223,058		8,277,764
6.50%, 3/1/32			827,506		852,565
Multiclass Mortgage Participation Ctfs.
(Interest Only Obligations), Ser. 2752,
Cl. GM, 5.00%, 3/15/26			4,000,000	[f]	431,941
Multiclass Mortgage Participation Ctfs.
(Interest Only Obligations), Ser. 2731,
Cl. PY, 5.00%, 5/15/26			4,367,209	[f]	447,016
Federal National Mortgage Association:
5.00%			44,120,000	[e]	42,740,075
5.50%			5,875,000	[e]	5,881,404
6.00%			85,495,000	[e]	86,247,988
6.50%			14,170,000	[e]	14,493,871
5.00%, 12/1/17			817,289		808,095
5.50%, 2/1/33—1/1/37			19,887,824		19,632,761
6.00%, 6/1/22—8/1/37			5,469,623		5,522,572
6.50%, 11/1/08—8/1/37			7,614,397		7,796,390
7.00%, 9/1/14			65,935		68,433
Pass-Through Ctfs., Ser. 2004-58,
Cl. LJ, 5.00%, 7/25/34			4,409,384		4,423,935
Government National Mortgage Association I:
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			517,915		502,891
Ser. 2007-46, Cl. A, 3.14%, 11/16/29			1,284,678		1,257,286

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage
Association I (continued):
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	1,730,382	1,708,023
Ser. 2005-79, Cl. A, 4.00%, 10/16/33	1,817,669	1,788,029
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	1,614,542	1,590,741
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	2,388,654	2,341,885
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	2,205,274	2,176,567
Ser. 2007-52, Cl. A, 4.05%, 10/16/25	1,925,119	1,889,624
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	1,121,666	1,111,216
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	1,784,768	1,766,278
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	4,686,615	4,635,625
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	5,535,000	5,576,131
Government National Mortgage Association II:
5.50%, 7/20/30	315,618 [c]	318,898
6.38%, 4/20/30	251,846 [c]	254,583
		284,942,545
U.S. Government Securities—6.5%
U.S. Treasury Bonds:
4.50%, 2/15/36	289,000 [a]	277,530
5.00%, 5/15/37	493,000 [g]	512,759
U.S. Treasury Notes:
3.88%, 9/15/10	230,000 [a]	229,623
4.50%, 4/30/12	14,610,000 [a]	14,833,723
4.50%, 5/15/17	1,495,000 [a]	1,499,790
4.63%, 11/15/16	7,510,000 [a]	7,613,270
4.75%, 8/15/17	12,781,000 [g]	13,066,579
		38,033,274
Total Bonds and Notes
(cost $777,465,245)		772,221,631

Preferred Stocks—.8%	Shares	Value ($)

Banks—.2%
Sovereign Capital Trust IV,
Conv., Cum. $2.1875	22,050	901,845
Diversified Financial Services—.4%
AES Trust VII,
Conv., Cum. $3.00	50,950	2,560,238

24

Preferred Stocks (continued)	Shares	Value ($)

Manufacturing—.2%
CIT Group,
Conv.	56,300 [h]	1,415,945
Total Preferred Stocks
(cost $5,027,734)		4,878,028

	Face Amount
	Covered by
Options—.4%	Contracts ($)	Value ($)

Call Options
3-Month Floor USD Libor-BBA
Interest Rate, October 2009 @ 4	63,570,000	168,352
3-Month Floor USD Libor-BBA,
Swaption	2,910,000	286,344
3-Month Floor USD Libor-BBA,
Swaption	23,220,000	1,607,265
Dow Jones CDX.IG8
December 2007 @ .45	58,320,000	13,355
U.S. Treasury 5 Year Notes
November 2007 @ 108	32,400,000	60,750
Total Options
(cost $2,178,930)		2,136,066

	Principal
Short-Term Investments—1.6%	Amount ($)	Value ($)

Commercial Paper—1.0%
Cox Communications
5.57%, 1/15/08	6,030,000 [b,c]	6,030,000
U.S. Treasury Bills—.6%
4.11%, 12/6/07	3,399,000 [i]	3,386,152
Total Short-Term Investments
(cost $9,415,422)		9,416,152

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,777,000)	1,777,000 [j]	1,777,000

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—4.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $26,499,715)	26,499,715 [j]	26,499,715

Total Investments (cost $822,364,046)	140.1%	816,928,592
Liabilities, Less Cash and Receivables	(40.1%)	(233,648,440)
Net Assets	100.0%	583,280,152

[a] All or a portion of these securities are on loan.At October 31, 2007, the total market value of the fund's securities on loan is $32,217,658 and the total market value of the collateral held by the fund is $33,536,754, consisting of cash collateral of $26,499,715 and U.S. Government and agency securities valued at $7,037,039.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2007, these securities amounted to $101,287,837 or 17.4% of net assets.
[c] Variable rate security—interest rate subject to periodic change.
[d] Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EGP—Egyptian Pound
EUR—Euro
MXN—Mexican Peso
[e] Purchased on a forward commitment basis.
[f] Notional face amount shown.
[g] Purchased on a delayed delivery basis.
[h] Non-income producing security.
[i] All or partially held by a broker as collateral for open financial futures positions.
[j] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	55.4	State/Government
Corporate Bonds	48.9	General Obligations	2.3
Asset/Mortgage-Backed	22.0	Preferred Stocks	.8
Short-Term/Money		Options	.4
Market Investments	6.4
Foreign/Governmental	3.9		140.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES October 31, 2007
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2007 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	520	55,818,750	December 2007	167,008
U.S. Treasury 10 Year Notes	524	57,648,190	December 2007	523,440
Financial Futures Short
U.S. Treasury 2 Year Notes	457	(94,648,987)	December 2007	(347,987)
				342,461

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN October 31, 2007
	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
Dow Jones CDX IG8
December 2007 @ .395	116,640,000	(12,212)
U.S. Treasury 5 Year Notes
November 2007 @ 109	32,400,000	(15,189)
(Premiums received $172,677)		(27,401)

See notes to financial statements.

The Fund 27

STATEMENT OF ASSETS AND LIABILITIES October 31, 2007
			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $32,217,658)—Note 1(c):
Unaffiliated issuers			794,087,331	788,651,877
Affiliated issuers			28,276,715	28,276,715
Cash				573,727
Receivable for investment securities sold				207,155,092
Dividends and interest receivable				6,100,250
Swaps premium paid—Note 4				2,115,642
Unrealized appreciation on swap contracts—Note 4				1,559,211
Receivable from broker from swap transactions—Note 4				1,024,646
Receivable for shares of Beneficial Interest subscribed				302,002
Unrealized appreciation on forward currency exchange contracts—Note 4				23,607
Prepaid expenses				2,720
				1,035,785,489

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				546,468
Cash overdraft denominated in foreign currencies			50,064	50,064
Payable for investment securities purchased				421,360,132
Liability for securities on loan—Note 1(c)				26,499,715
Unrealized depreciation on swap contracts—Note 4				2,736,267
Payable for shares of Beneficial Interest redeemed				876,955
Unrealized depreciation on forward currency exchange contracts—Note 4				88,210
Outstanding options written, at value (premiums received
$172,677)—See Statement of Options Written—Note 4				27,401
Payable to broker from swap transactions—Note 4				4,216
Accrued expenses				315,909
				452,505,337

Net Assets ($)				583,280,152

Composition of Net Assets ($):
Paid-in capital				613,352,668
Accumulated undistributed investment income—net				1,511,548
Accumulated net realized gain (loss) on investments				(25,479,060)
Accumulated net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions
(including $342,461 net unrealized appreciation on financial futures)				(6,105,004)

Net Assets ($)				583,280,152

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	439,753,971	85,030,829	38,679,745	19,815,607
Shares Outstanding	31,163,060	6,015,438	2,745,752	1,405,127

Net Asset Value Per Share ($)	14.11	14.14	14.09	14.10
See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended October 31, 2007
Investment Income ($):
Income:
Interest	34,813,046
Dividends:
Unaffiliated issuers	188,847
Affiliated issuers	212,244
Income from securities lending	52,671
Total Income	35,266,808
Expenses:
Management fee—Note 3(a)	3,668,398
Shareholder servicing costs—Note 3(c)	2,402,456
Distribution fees—Note 3(b)	986,142
Custodian fees—Note 3(c)	182,613
Trustees' fees and expenses—Note 3(d)	82,785
Registration fees	67,098
Professional fees	63,324
Prospectus and shareholders' reports	54,970
Interest expense—Note 2	6,917
Miscellaneous	121,334
Total Expenses	7,636,037
Less—reduction in management fee
due to undertaking—Note 3(a)	(735,553)
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(18,037)
Net Expenses	6,882,447
Investment Income—Net	28,384,361

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,664,612
Net realized gain (loss) on options transactions	38,792
Net realized gain (loss) on financial futures	(1,206,759)
Net realized gain (loss) on swap transactions	(1,203,650)
Net realized gain (loss) on forward currency exchange contracts	(987,732)
Net Realized Gain (Loss)	2,305,263
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions (including
$1,064,906 net unrealized appreciation on financial futures)	(9,265,290)
Net Realized and Unrealized Gain (Loss) on Investments	(6,960,027)
Net Increase in Net Assets Resulting from Operations	21,424,334

See notes to financial statements.

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2007 [a]	2006

Operations ($):
Investment income—net	28,384,361	29,098,492
Net realized gain (loss) on investments	2,305,263	(8,940,636)
Net unrealized appreciation
(depreciation) on investments	(9,265,290)	13,965,911
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,424,334	34,123,767

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(21,063,706)	(20,235,942)
Class B shares	(6,164,248)	(8,227,665)
Class C shares	(1,783,706)	(2,005,043)
Class I shares	(993,010)	(914,250)
Net realized gain on investments:
Class A shares	—	(3,370,250)
Class B shares	—	(1,597,258)
Class C shares	—	(420,636)
Class I shares	—	(138,793)
Total Dividends	(30,004,670)	(36,909,837)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	150,315,443	73,125,226
Class B shares	3,868,291	4,485,727
Class C shares	6,114,141	4,303,204
Class I shares	5,569,439	3,266,847
Dividends reinvested:
Class A shares	17,380,310	19,135,967
Class B shares	4,545,498	6,958,684
Class C shares	1,182,562	1,534,035
Class I shares	936,725	973,095
Cost of shares redeemed:
Class A shares	(130,295,393)	(133,832,516)
Class B shares	(96,471,428)	(52,339,609)
Class C shares	(12,545,166)	(18,354,035)
Class I shares	(4,926,878)	(5,395,291)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(54,326,456)	(96,138,666)
Total Increase (Decrease) in Net Assets	(62,906,792)	(98,924,736)

Net Assets ($):
Beginning of Period	646,186,944	745,111,680
End of Period	583,280,152	646,186,944
Undistributed investment income—net	1,511,548	158,584

	Year Ended October 31,

	2007 [a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	10,565,110	5,159,844
Shares issued for dividends reinvested	1,220,490	1,350,347
Shares redeemed	(9,131,859)	(9,462,291)
Net Increase (Decrease) in Shares Outstanding	2,653,741	(2,952,100)

Class B [b]
Shares sold	270,323	316,157
Shares issued for dividends reinvested	317,999	488,757
Shares redeemed	(6,765,432)	(3,687,948)
Net Increase (Decrease) in Shares Outstanding	(6,177,110)	(2,883,034)

Class C
Shares sold	428,932	303,749
Shares issued for dividends reinvested	83,132	108,311
Shares redeemed	(881,089)	(1,298,326)
Net Increase (Decrease) in Shares Outstanding	(369,025)	(886,266)

Class I
Shares sold	391,237	230,240
Shares issued for dividends reinvested	65,842	68,614
Shares redeemed	(343,752)	(380,711)
Net Increase (Decrease) in Shares Outstanding	113,327	(81,857)

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended October 31, 2007, 3,537,356 Class B shares representing $50,381,305 were automatically converted to 3,543,761 Class A shares and during the period ended October 31, 2006, 312,338
Class B shares representing $4,444,122 were automatically converted to 312,817 Class A shares.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2007	2006	2005	2004 [a]	2003

Per Share Data ($):
Net asset value, beginning of period	14.32	14.35	14.65	14.84	14.02
Investment Operations:
Investment income—net [b]	.69	.63	.51	.51	.58
Net realized and unrealized
gain (loss) on investments	(.18)	.13	(.19)	(.07)	.82
Total from Investment Operations	.51	.76	.32	.44	1.40
Distributions:
Dividends from investment income—net	(.72)	(.68)	(.62)	(.59)	(.58)
Dividends from net realized
gain on investments	—	(.11)	—	(.04)	—
Total Distributions	(.72)	(.79)	(.62)	(.63)	(.58)
Net asset value, end of period	14.11	14.32	14.35	14.65	14.84

Total Return (%) [c]	3.64	5.45	2.17	3.04	10.12

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.10	1.09	1.10	1.10
Ratio of net expenses
to average net assets	.97	.91	.90	1.09	1.10
Ratio of net investment income
to average net assets	4.80	4.42	3.53	3.50	3.93
Portfolio Turnover Rate	500.76[d]	449.87[d]	422.59[d]	736.80[d]	823.47

Net Assets, end of period ($ x 1,000)	439,754	408,266	451,437	519,446	736,291

[a]	As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended October 31, 2004, was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 3.46% to 3.50%. Per share data and ratios/supplemental data for periods prior to November 1, 2003 have not been restated to reflect this change in presentation. Based on average shares outstanding at each month end.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006, October 31, 2005 and October 31, 2004 were 322.65%, 308.38%, 328.78% and
705.69%, respectively.
See notes to financial statements.

		Year Ended October 31,

Class B Shares	2007	2006	2005	2004 [a]	2003

Per Share Data ($):
Net asset value, beginning of period	14.35	14.37	14.67	14.87	14.04
Investment Operations:
Investment income—net [b]	.60	.56	.45	.44	.50
Net realized and unrealized
gain (loss) on investments	(.16)	.14	(.20)	(.08)	.85
Total from Investment Operations	.44	.70	.25	.36	1.35
Distributions:
Dividends from investment income—net	(.65)	(.61)	(.55)	(.52)	(.52)
Dividends from net realized
gain on investments	—	(.11)	—	(.04)	—
Total Distributions	(.65)	(.72)	(.55)	(.56)	(.52)
Net asset value, end of period	14.14	14.35	14.37	14.67	14.87

Total Return (%) [c]	3.15	4.93	1.67	2.50	9.72

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.59	1.58	1.57	1.53
Ratio of net expenses
to average net assets	1.47	1.41	1.40	1.55	1.53
Ratio of net investment income
to average net assets	4.28	3.93	3.05	3.04	3.43
Portfolio Turnover Rate	500.76[d]	449.87[d]	422.59[d]	736.80[d]	823.47

Net Assets, end of period ($ x 1,000)	85,031	174,906	216,667	264,124	315,616

[a]	As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended October 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.00% to 3.04%. Per share data and ratios/supplemental data for periods prior to November 1, 2003 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006, October 31, 2005 and October 31, 2004 were 322.65%, 308.38%, 328.78% and
705.69%, respectively.
See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2007	2006	2005	2004 [a]	2003

Per Share Data ($):
Net asset value, beginning of period	14.30	14.32	14.62	14.82	13.99
Investment Operations:
Investment income—net [b]	.58	.52	.41	.41	.47
Net realized and unrealized
gain (loss) on investments	(.18)	.14	(.20)	(.09)	.84
Total from Investment Operations	.40	.66	.21	.32	1.31
Distributions:
Dividends from investment income—net	(.61)	(.57)	(.51)	(.48)	(.48)
Dividends from net realized
gain on investments	—	(.11)	—	(.04)	—
Total Distributions	(.61)	(.68)	(.51)	(.52)	(.48)
Net asset value, end of period	14.09	14.30	14.32	14.62	14.82

Total Return (%) [c]	2.95	4.67	1.42	2.24	9.47

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.84	1.83	1.83	1.82	1.78
Ratio of net expenses
to average net assets	1.72	1.66	1.65	1.80	1.78
Ratio of net investment income
to average net assets	4.05	3.68	2.80	2.80	3.22
Portfolio Turnover Rate	500.76[d]	449.87[d]	422.59[d]	736.80[d]	823.47

Net Assets, end of period ($ x 1,000)	38,680	44,528	57,309	73,541	93,638

[a]	As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended October 31, 2004, was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 2.76% to 2.80%. Per share data and ratios/supplemental data for periods prior to November
1, 2003 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006, October 31, 2005 and October 31, 2004 were 322.65%, 308.38%, 328.78% and
705.69%, respectively.
See notes to financial statements.

		Year Ended October 31,

Class I Shares	2007 [a]	2006	2005	2004 [b]	2003

Per Share Data ($):
Net asset value, beginning of period	14.31	14.34	14.64	14.84	14.02
Investment Operations:
Investment income—net [c]	.72	.66	.55	.56	.62
Net realized and unrealized
gain (loss) on investments	(.17)	.13	(.20)	(.08)	.84
Total from Investment Operations	.55	.79	.35	.48	1.46
Distributions:
Dividends from investment income—net	(.76)	(.71)	(.65)	(.64)	(.64)
Dividends from net realized
gain on investments	—	(.11)	—	(.04)	—
Total Distributions	(.76)	(.82)	(.65)	(.68)	(.64)
Net asset value, end of period	14.10	14.31	14.34	14.64	14.84

Total Return (%)	3.89	5.73	2.42	3.38	10.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77	.76	.72	.70	.68
Ratio of net expenses
to average net assets	.72	.66	.65	.69	.68
Ratio of net investment income
to average net assets	5.05	4.67	3.77	4.02	4.18
Portfolio Turnover Rate	500.76[d]	449.87[d]	422.59[d]	736.80[d]	823.47

Net Assets, end of period ($ x 1,000)	19,816	18,487	19,699	19,219	11,259

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended October 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.98% to 4.02%. Per share data and ratios/supplemental data for periods prior to November 1, 2003 have not been restated to reflect this change in presentation.
[c]	Based on average shares outstanding at each month end.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006, October 31, 2005 and October 31, 2004 were 322.65%, 308.38%, 328.78% and
705.69%, respectively.
See notes to financial statements.

The Fund 35

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Bond Fund (the “fund”) is a separate diversified series of Dreyfus Premier Fixed Income Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering one series, the fund.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation (‘Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Trustees approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (“the Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

36

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2007, Mellon Bank earned $28,361, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the

40

evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,839,792, accumulated capital losses $23,042,906 and unrealized depreciation $8,869,402.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2007. If not applied, $1,791,693 of the carryover expires in fiscal 2010, $64,381 expires in fiscal 2011, $6,064,072 expires in fiscal 2012, $4,333,155 expires in fiscal 2013, $9,063,448 expires in fiscal 2014 and $1,726,157 expires in fiscal 2015.

The tax characters of distributions paid to shareholders during the fiscal periods ended October 31, 2007 and October 31, 2006 were as follows: ordinary income $30,004,670 and $36,909,837, respectively.

During the period ended October 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, foreign currency transactions, sale treatment for treasury inflation protected securities, contingent deferred debt securities and swap interest accruals, the fund increased accumulated undistributed investment income-net by $2,973,273, decreased accumulated net realized gain (loss) on investments by $3,915,936 and increased paid-in capital by $942,663. Net assets and net asset value per share were not affected by this reclassification.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the lever aging arrangement during the period ended October 31, 2007, was approximately $115,000, with a related weighted average annualized interest rate of 6.01% ..

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, from November 1, 2006 through September 30, 2008, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .725% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $735,553 during the period ended October 31, 2007.

During the period ended October 31, 2007, the Distributor retained $5,576 from commissions earned on sales of the fund’s Class A shares and $234,323 and $3,554 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the

42

average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2007, Class B and Class C shares were charged $676,360 and $309,782, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2007, Class A, Class B and Class C shares were charged $1,040,254, $338,180 and $103,261, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2007, the fund was charged $379,559 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2007, the fund was charged $182,613 pursuant to the custody agreement.

During the period ended October 31, 2007, the fund was charged $4,660 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $298,076, Rule 12b-1 distribution plan fees $61,508, shareholder services plan fees $119,960, custodian fees $65,801, chief compliance

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

officer fees $2,812 and transfer agency per account fees $66,140, which are offset against an expense reimbursement currently in effect in the amount of $67,829.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions during the period ended October 31, 2007, amounted to $4,213,959,598 and $4,349,151,713, respectively, of which $1,498,826,609 in purchases and $1,499,274,835 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2007, are set forth in the Statement of Financial Futures.

44

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended October 31, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2006	48,790,000	175,644
Contracts written	721,380,000	1,278,370
Contracts terminated:
Contracts closed	213,400,000	522,298	559,484	(37,186)
Contracts expired	407,730,000	759,039	—	759,039
Total contracts
terminated	621,130,000	1,281,337	559,484	721,853
Contracts outstanding
October 31, 2007	149,040,000	172,677

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Russian Ruble,
expiring 12/24/2007	36,550,000	1,456,755	1,480,362	23,607
Saudi Arabia Riyal,
expiring 3/25/2008	10,870,000	2,913,951	2,910,230	(3,721)
Sales:		Proceeds ($)
Euro, expiring
12/19/2007	1,230,000	1,715,714	1,782,516	(66,802)
Euro, expiring
12/24/2007	460,000	648,991	666,678	(17,687)
Total				(64,603)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded

46

upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swaps entered into by the fund at October 31, 2007:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

12,500,000	Altria Group,
	7%, 11/4/2013	Citigroup	(.27)	12/20/2011	14,849
6,810,000	AT&T, 5.1%,	JP Morgan
	9/15/2014	Chase	(.49)	3/20/2017	(30,307)
5,310,000	AT&T, 5.1%,	JP Morgan
	9/15/2014	Chase	(.44)	3/20/2017	(3,553)
5,940,000	Autozone,
	5.875%,	Goldman,
	10/15/2012	Sachs & Co.	(.62)	6/20/2012	(17,018)
3,000,000	Block Financial,
	5.125%,
	10/30/2014	Barclays	(1.95)	9/20/2014	(14,230)
1,550,000	Block Financial,
	5.125%,	Morgan
	10/30/2014	Stanley	(1.95)	9/20/2014	(7,352)
3,590,000	CARB 2007-1	Lehman
	BBB IIndex	Brothers	1.50	2/15/2014	(36,045)
2,200,000	CARB 2007-1	Lehman
	BBB IIndex	Brothers	1.50	2/15/2014	(28,793)
2,979,000	Century Tel,
	7.875%,
	8/15/2012	Citigroup	(1.16)	9/20/2015	(91,599)
866,000	Century Tel,
	7.875%,	Morgan
	8/15/2012	Stanley	(1.15)	9/20/2015	(26,059)
4,610,000	CMBX 2007-3	JP Morgan
	AAA Index	Chase	(.08)	12/15/2042	75,418
3,680,000	CMBX 2007-3
	AAA Index	Merrill Lynch	(.08)	12/13/2049	29,521
3,600,000	CMBX 2007-3	Deutsche
	AAA Index	Bank	(.08)	12/13/2049	39,396

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

8,780,000	Dow Jones	Goldman,
	CDX.NA.IG.9 Index	Sachs & Co.	(.80)	12/20/2017	14,962
17,660,000	Dow Jones
	CDX.NA.IG.9 Index	Barclays	(.60)	12/20/2012	33,215
785,000	First Data, 4.7%,	Lehman
	8/1/2013	Brothers	2.90	12/20/2009	(5,032)
5,925,000	Ford, 6.5%,	Morgan
	8/01/2018	Stanley	5.70	12/20/2012	(63,470)
1,585,000	Freeport-McMoran
	C & G, 10.125%,
	2/1/2010	Merrill Lynch	.92	6/20/2010	13,198
5,690,000	Global Structured	JP Morgan
	Tranche 0-3%	Chase	-	9/20/2013	(476,025)
2,060,000	Global Structured	Morgan
	Tranche 0-3%	Stanley	-	9/20/2013	(137,126)
3,950,000	Global Structured
	Tranche 0-3%	UBS	-	9/20/2013	(319,950)
5,925,000	GM, 7.125%,	Morgan
	7/15/2013	Stanley	(4.65)	12/20/2012	57,698
28,910,000	iTraxx Europe	JP Morgan
	Series 5	Chase	(.45)	12/20/2007	48,432
8,690,000	Liberty Mutual
	Insurance
	Company, 7.875%,
	10/15/2026	Citigroup	(.35)	12/20/2014	(28,524)
1,460,000	MBIA, 6.625%,	Deutsche
	10/1/2028	Bank	2.35	12/20/2009	(30,185)
6,250,000	Northern
	Tobacco, 5%,
	6/1/2046	Citigroup	1.35	12/20/2011	(241,450)
2,820,000	Republic of
	Panama, 8.875%,	Deutsche
	9/30/2027	Bank	(1.57)	9/20/2017	(52,817)
2,760,000	Republic of the
	Philippines,
	10.625%,
	3/16/2025	Barclays	(2.56)	9/20/2017	(135,147)
2,760,000	Republic of
	Turkey, 11.875%,
	1/15/2030	Barclays	(2.82)	9/20/2017	(106,291)
7,750,000	Republic of
	Venezuela, 9.25%,	Deutsche
	9/15/2027	Bank	4.45	8/20/2012	422,644
920,000	Republic of
	Venezuela, 9.25%,	Morgan
	9/15/2027	Stanley	(2.53)	1/20/2017	65,040
3,250,000	Republic of
	Venezuela, 9.25%,
	9/15/2027	UBS	(2.33)	11/20/2016	250,208

48

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

1,300,000	Rite Aid, 7.7%	JP Morgan
	2/15/2027	Chase	3.55	9/20/2010	(29,858)
725,000	Rite Aid, 7.7%	Lehman
	2/15/2027	Brothers	4.55	9/20/2010	2,505
725,000	Rite Aid, 7.7%	Lehman
	2/15/2027	Brothers	4.85	9/20/2010	8,252
6,250,000	Southern
	California Tobacco,
	5%, 6/1/2037	Citigroup	1.35	12/20/2011	(241,450)
610,000	Standish Structured
	Tranched
	Portfolio 0-3%	Barclays	13.40	6/20/2012	(252,820)
2,120,000	State Street,
	7.65%,
	6/15/2010	Merrill Lynch	(.53)	9/20/2012	(10,459)
3,125,000	Univision
	Communication,	Lehman
	7.85%, 7/15/2011	Brothers	2.60	6/20/2010	(69,586)
Total					(1,379,808)

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes open interest rate swaps entered into by the fund at October 31, 2007:

	Reference				Unrealized
Notional	Entity/		(Pay) Receive		Appreciation
Amount ($)	Currency	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

93,087,000 USD-3 Month Libor		UBS	4.96	8/29/2009	483,873
22,109,000 USD-3 Month Libor		UBS	(5.27)	8/29/2017	(281,121)
Total					202,752

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2007, the cost of investments for federal income tax purposes was 824,816,102; accordingly, accumulated net unrealized depreciation on investments was $7,887,510, consisting of $3,729,850 gross unrealized appreciation and $11,617,360 gross unrealized depreciation.

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Plan of Reorganization:

At a meeting of the Board of Trustees of Dreyfus Premier Fixed Income Funds (the “Company”) held on November 6, 2007, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of the fund and Dreyfus Investment Grade Funds, Inc., on behalf of Dreyfus Intermediate Term Income Fund (the “Acquiring Fund”).The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of shares of the Acquiring Fund to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). It is currently contemplated that holders of fund shares as of December 21, 2007 will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about February 27, 2008. The Reorganization is expected to take place on or about April 3, 2008.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier Core Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Premier Core Bond Fund (the fund comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2007 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Bond Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 20, 2007

The Fund 51

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates .60% of the ordinary dividends paid during the fiscal year ended October 31, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $188,847 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns. Also, the fund hereby designates 93.09% of ordinary income dividends paid during the fiscal year ended October 31, 2007 as qualifying “interest related dividends”.

52

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 24, 2007, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex generally, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel,including those of the funds.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the

The Fund 53

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

“Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended May 31, 2007.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was approximately equal to the Expense Group median, that the actual management fee was lower than and equal to the Expense Group and Expense Universe medians, respectively, and that the fund’s total expense ratio was approximately equal to the Expense Group and Expense Universe medians. The Board members also discussed the Manager’s current undertaking to waive fees and/or reimburse expenses, which representatives of the Manager stated would extend at least until September 30, 2008.

The Board members also reviewed the reports prepared by Lipper that presented comparisons of the fund’s yield and total return performance to the same group of funds as the fund’s Expense Group (the “Performance Group”) and to a group of funds that was broader than the fund’s Expense Universe (the “Performance Universe”) that also were selected by Lipper.The Board members had also been provided with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.With respect to the fund’s total return performance, the Board noted that, except for the 5-year period when it was slightly below the median of the Performance Group, the fund was in the first or second quintile of the Performance Group and Performance Universe (above the median) for each reported period ended May 31, 2007. On a yield performance basis for the past ten year one-year periods ended May 31 (1998-2007), the Board noted that the fund achieved 1-year yields that were higher than the Performance Group median for each reported period except the 1-year period

54

ended May 31, 2004, and higher than the Performance Universe medians in each reported time period. The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for the past 10 calendar years.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies, and strategies, and included in the same Lipper category, as the fund (the “Similar Funds”).The Board members also reviewed the fees paid by institutional separate accounts managed by Standish Mellon Asset Management (“SMAM”), an affiliate of the Manager, with similar investment objectives, policies, and strategies as the fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Separate Accounts and the differences, from the Manager’s perspective, in management of the Separate Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Manager’s representatives advised the Board that the fee schedules for the Separate Accounts were tied to SMAM’s internal cost structure and negotiated rates with its institutional clients. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the

The Fund 55

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and its affiliates from acting as investment adviser to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentages determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the services provided.The Board members also noted the fee waiver and expense reimbursement arrangement and its effect on the Manager’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

56

  The Board concluded that the nature,extent,and quality of the services provided by the Manager to the fund are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative per- formance and expense and management fee information, including the Manager’s undertaking to waive or reimburse certain fees and expenses of the fund, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 57

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. Di Martino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Di Martino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,881 in 2006 and $36,881 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $5,122 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,379 in 2006 and $3,034 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,199 in 2006 and $ 0 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $436,321 in 2006 and $1,627,514 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Fixed Income Funds

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	December 18, 2007

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)